Exhibit 32 - Certifications

CERTIFICATION  PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual  Report of Inform  Worldwide  Holdings Inc. (the
"Company")  on Form 10-KSB for the period ended June 30, 2003, as filed with the
Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned  certifies,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The  Report fully  complies  with the  requirements  of Section 13(a) or
     15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Inform Worldwide Holdings Inc.

/s/ Anthony Clanton
-----------------------------
Anthony Clanton
President, Chief Executive Officer and
Director

October 14, 2003

Exhibit 32 - Certifications

CERTIFICATION  PURSUANT TO 18 U.S.C.SECTION 1350, AS ADOPTED PURSUANT TO SECTION
906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual  Report of Inform  Worldwide  Holdings Inc. (the
"Company")  on Form 10-KSB for the period ended June 30, 2003, as filed with the
Securities  and  Exchange  Commission  on the date  hereof (the  "Report"),  the undersigned  certifies,  pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)The  Report fully  complies  with the  requirements  of Section 13(a) or
     15(d) of the Securities Exchange Act of 1934; and

     (2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Inform Worldwide Holdings Inc.

/s/ Donald Plekenpol
-----------------------------
Donald Plekenpol
Treasurer, Secretary and Director

October 14, 2003